                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


[x]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:


     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              WATTAGE MONITOR INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

               1) Title of each class of securities to which transaction applies:

                      ----------------------------------------------------------
               2) Aggregate Number of securities to which transaction applies:

                      ----------------------------------------------------------
               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                      ----------------------------------------------------------
               4)     Proposed maximum aggregate value of transaction:

                      ----------------------------------------------------------
               5)     Total fee paid:

                      ----------------------------------------------------------

     [  ] Fee paid previously with preliminary materials.

     [  ] Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

               1)     Amount Previously Paid:

                      ----------------------------------------------------------
               2)     Form, Schedule or Registration Statement No.:

                      ----------------------------------------------------------
               3)     Filing Party:

                      ----------------------------------------------------------
               4)     Date Filed:

                      ----------------------------------------------------------

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502
                                 (775) 327-6000


                                                              December 11, 2000


Dear Shareholders:


         The Board of Directors of Wattage Monitor Inc. (the "Company"), has approved, subject to stockholder approval, (i) amending the Company's existing Articles of Incorporation to increase the total number of shares of Common Stock which the Company may issue to seventy-five million shares and
(ii) increasing the number of shares authorized and available for issuance pursuant to grants made under the 1999 Incentive Compensation Plan. Your vote in favor of these proposals is recommended by your Board of Directors. Receiving your vote on these proposals prior to January 5, 2001 will be appreciated. A card is enclosed for the purpose of giving consent.

         The proposal to increase the authorized number of shares of Common Stock is being put forth at this time to enable the Company to establish a reserve of common stock large enough to permit it to secure financing to support the Company's existing operations, fund anticipated growth, and expand strategic relationships with third parties. If this proposal is not approved, the Company will not be able to complete the equity financing with funds affiliated with Weiss Peck & Greer, LLC ("WPG") and PurchasePro.com, Inc. ("PPro"), currently contemplated under the terms of an executed Stock Purchase Agreement (filed with the SEC in conjunction with our Form S-3 on November 30, 2000), and may not be able to obtain sufficient funds to cover the expected shortfall between our revenues and expenditures through 2001. If the proposal is approved and the equity financing contemplated under the Stock Purchase Agreement is completed, the Common Stock will be diluted.


         The proposal to increase the number of shares authorized and available for issuance pursuant to grants made under the 1999 Incentive Compensation Plan is being put forth at this time to allow the Company to continue to grant options in order to secure and retain the services of key employees and consultants. If this proposal is not approved, the Company will not be able to complete the WPG/PPro equity financing noted in the preceding paragraph and may not be able to secure and retain the services of these individuals.

         Please SIGN, DATE, and MAIL the enclosed Consent Card as soon as possible.

                                                         Sincerely,



                                                         Gerald R. Alderson
                                                         PRESIDENT & CEO

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502

                              --------------------

                             SOLICITATION OF CONSENT

                              --------------------

TO THE SHAREHOLDERS OF
WATTAGE MONITOR INC.:

         The Board of Directors of Wattage Monitor Inc. (the "Company") requests your consent in writing, without a meeting, for the following purposes:

         1. To amend the Company's Amended and Restated Articles of Incorporation to increase the total number of shares of common stock which the Company shall have the ability to issue by twenty-five million to seventy-five million shares; and

         2. To consider and act upon a proposal to increase the number of shares authorized and available for issuance pursuant to grants made under the 1999 Incentive Compensation Plan from 2,500,000 to 8,989,980.

         Only Stockholders of record at the close of business on December 22, 2000 (the "Record Date") are entitled to receive the accompanying Proxy Statement and Consent card, and each Stockholder is urged to SIGN, DATE and MAIL the enclosed Consent card as promptly as possible in the self-addressed envelope enclosed for your convenience.

                                             By Order of the Board of Directors,



                                             Willie E. Dennis
                                             Secretary

                                             Reno, Nevada
                                             December 26, 2000



--------------------------------------------------------------------------------
YOUR CONSENT IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND MAIL IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                              WATTAGE MONITOR INC.
                                1100 KIETZKE LANE
                               RENO, NEVADA 89502

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                INFORMATION CONCERNING SOLICITATION AND CONSENTS

                              --------------------

GENERAL

         The Board of Directors hereby requests consent from the holders of Common Stock of Wattage Monitor Inc. (the "Company"). Please indicate your "Consent" by SIGNING, DATING and MAILING the enclosed Consent card (the "Consent") in the enclosed envelope.


         These materials were mailed to Stockholders on or about December 26, 2000.


         Requests for information or documents may be directed to the attention of Kristi Grund at (775) 327-6000 or by delivery to the Company's principal executive office. The principal executive office of the Company is located at 1100 Kietzke Lane, Reno, Nevada 89502 and its telephone number is (775) 327-6000.

CONTENTS

         In order to change the number of shares outstanding, a corporation should adopt an amendment of its Articles of Incorporation ("Amendment"). Therefore, the proposal herein provides for a corresponding Amendment.

         The General Corporation Law of Nevada prescribes that an Amendment must be authorized by a corporation's board, authorized by the Stockholders and certified by the principal officers and then filed with the Nevada Secretary of State. The Company desires to file an Amended and Restated Articles of Incorporation in order to put such Amendment into effect and to restate the Company's existing Articles of Incorporation as theretofore amended and supplemented. The proposed Amendment to the Amended and Restated Articles of Incorporation is set forth in full in Exhibit A.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

         On December 22, 2000 (the "Record Date"), there were 16,046,520 shares of common stock, par value $.01 per share ("Common Stock") of the Company issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to consent to the proposal. Each share of Common Stock is entitled to one vote on each matter presented to Stockholders. Voting is on a non-cumulative basis. The shares of Common Stock represented by each properly executed Consent in the accompanying form will, if no contrary instruction is received, be voted FOR the adoption of the proposal. The Board of Directors will be authorized to go forward with this proposal, only if a majority of the Company's outstanding shares of Common Stock consent.

         Only record holders of Common Stock may give a Consent. The Consent card provided may be executed by the record holder or pursuant to authority given by the record holder's written Consent.

         A Stockholder may revoke this Consent at anytime by notifying the Secretary of the Company in writing prior to the receipt by the Company of Consents from the holders of a majority of the Company's outstanding shares of Common Stock in favor of the proposal herein.

         The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Company may use the services of its executive officers and certain Directors to solicit proxies from Stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth, as of December 4, 2000, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each Director, each named executive officer of the Company and all Directors and executive officers of the Company as a group. The percentages set forth in the table assume 16,046,520 shares of Common Stock outstanding as of December 4, 2000.

         Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3. Unless otherwise indicated the address for each individual is c/o Wattage Monitor Inc., 1100 Kietzke Lane, Reno, Nevada 89502.


         Mr. Alderson's, Mr. Klein's and Mr. Dumaresq's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 300,343 shares of Common Stock.


         The aggregate amount for Mr. Dumaresq includes shares beneficially owned by Verus Capital Corp. which includes warrants (exercisable at any time) to purchase 100,000 shares of Common Stock from Valiant Growth Fund and options to purchase 300,000 shares of Common Stock. Mr. Dumaresq has the right to acquire 30% of the warrants, options or the underlying shares. Mr. Dumaresq disclaims beneficial ownership of such shares.

         The numbers in Mr. Ellis', Mr. Westfield's, Mr. Forrest's and Ms. Center's beneficial ownership columns represent options to purchase an aggregate of 442,250 shares of Common Stock, which are immediately exercisable. The numbers do not include options to purchase an additional 343,750 shares of Common Stock, which are not currently exercisable.

         Mr. DeWolf's beneficial ownership column includes 2,500 shares of Common Stock beneficially owned by his children as a result of their ownership interest in Pine Street Ventures LLC. Mr. DeWolf is married to Pamela Ehrenkranz DeWolf, who owns 12,500 shares of Common Stock. Mr. DeWolf disclaims beneficial ownership of his wife's shares.

         The aggregate amounts for Mr. Alderson, Mr. Klein, Mr. Ellis, Mr. Dumaresq and Mr. DeWolf each include 20,000 options to purchase an aggregate of 100,000 shares of our Common Stock, granted to them. The aggregate amount for Mr. Dennis includes 10,000 options to purchase an aggregate of 10,000 shares of our Common Stock. All of the options are exercisable immediately.


                                                      Number of Shares of
                                                         Common Stock              Percentage of
         Name and Address of Beneficial Owner         Beneficially Owned       Beneficial Ownership
         ------------------------------------         ------------------       --------------------
         Gerald R. Alderson                                1,778,390                    11.0%

         Stephen D. Klein                                  1,375,391                     8.5%
         c/o iballs
         487 Greenwich Street, 5th Floor
         New York, NY  10013



                                                      Number of Shares of
                                                         Common Stock              Percentage of
         Name and Address of Beneficial Owner         Beneficially Owned       Beneficial Ownership
         ------------------------------------         ------------------       --------------------
         Alexander Ellis, III                                263,750                     1.6%

         Joel Dumaresq                                       162,059                     1.0%
         c/o Verus International Ltd.
         #2000 - 1177 West Hastings Street
         Vancouver, BC  V6E 2K3
         Canada

         Robert E. Forrest                                    62,500                      *

         Vicki L. Center                                      62,500                      *

         John D. Westfield                                    53,500                      *

         Daniel I. DeWolf                                     35,000                      *
         c/o WitSoundView Group
         826 Broadway, Sixth Floor
         New York, NY  10003

         Willie E. Dennis                                     13,000                      *
         c/o Akin Gump Strauss Hauer & Feld, LLP
         590 Madison Ave, 20th Floor
         New York, NY  10022

         All Officers and Directors (9 persons)            3,806,090                    22.5%


              *  Less than one percent (1.0%)


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of December 4, 2000, certain information about all persons or entities who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.

         Beneficial ownership is determined in accordance with the rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. This table is based upon information supplied to us by officers, directors and principal Stockholders. Except as otherwise indicated, we believe that the persons or entities named in the table have sole voting power with respect to all shares of our Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

         The table should be read in conjunction with the information that follows it. The percentages set forth in the table assume 16,046,520 shares of Common Stock outstanding as of December 4, 2000.

         Mr. Lessin's beneficial ownership column includes 889,760 shares of Common Stock beneficially owned through RHL Ventures LLC, warrants (exercisable at any time) to purchase an aggregate of 443,627 shares of Common Stock beneficially owned through RHL Ventures LLC, and 2,216,909 shares of Common Stock owned directly.

         The aggregate beneficial ownership of Salomon Smith Barney Inc., Salomon Brothers Holding Company Inc., Salomon Smith Barney Holdings Inc., and Citigroup Inc. (identified in the table below as Salomon Smith Barney/Citigroup) of 2,217,409 shares of the Company's Common Stock is evidenced by the filing of a Schedule 13(g) on December 10, 1999. We are relying solely on that filing for the purposes of this table.


         Mr. Alderson's and Mr. Klein's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 173,284 shares of Common Stock. Also included are options (exercisable at any time) to purchase an aggregate of 40,000 shares of our Common Stock.



                                                      Number of Shares of
                                                         Common Stock              Percentage of
         Name and Address of Beneficial Owner         Beneficially Owned       Beneficial Ownership
         ------------------------------------         ------------------       --------------------
         Robert H. Lessin                                  3,550,296                    21.5%
         c/o WitSoundView Group
         826 Broadway, 6th Floor
         New York, NY 10003

         Salomon Smith Barney/Citigroup                    2,217,409                    13.8%

         Gerald R. Alderson                                1,778,390                    11.0%
         c/o Wattage Monitor Inc.
         1100 Kietzke Lane
         Reno, NV 89502

         Stephen D. Klein                                  1,375,391                     8.5%
         c/o iballs
         487 Greenwich Street, 5th Floor
         New York, NY  10013


                                 PROPOSAL NO. 1

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
              TO EFFECT AN INCREASE IN THE COMPANY'S CAPITAL STOCK

         The Board of Directors of Wattage Monitor Inc. proposes to amend the Company's Amended and Restated Articles of Incorporation to increase the total number of shares of Common Stock which the Company shall have the ability to issue by twenty-five million to seventy-five million shares.

         The increase of the authorized number of shares of Common Stock is being put forth by your Board to enable the Company to establish a reserve of Common Stock large enough to permit the issuance of certificates of Common Stock upon securing financing for the Company's operations and/or upon forming strategic relationships with other entities.

         The Amendment to the Company's Amended and Restated Articles of Incorporation is therefore being proposed and recommended by your Board so that the Company may legally issue shares of its Common Stock from time to time as future financing occurs and/or strategic relationships are formed that require such issuances. If the proposal is not approved, the Company will not be able to complete the equity financing with funds affiliated with Weiss Peck & Greer, LLC and PurchasePro.com, Inc. currently contemplated under the terms of an executed Stock Purchase Agreement (filed with the SEC in conjunction with our Form S-3 on November 30, 2000), and may not be able obtain sufficient funds to cover the expected shortfall between revenues and expenditures through 2001. If the proposal is approved and the equity financing contemplated under the Stock Purchase Agreement is completed, the Common Stock will be diluted.

         Consent by a majority of the Company's outstanding shares of Common Stock will be required for approval of the amendment to the Amended and Restated Articles of Incorporation.

THE BOARD OF DIRECTORS RECOMMENDS A CONSENT OR VOTE FOR PROPOSAL NO. 1

                               By Order of the Board of Directors,



                               Willie E. Dennis
                               Secretary

                                 PROPOSAL NO. 2

              APPROVAL OF INCREASE IN SHARES AVAILABLE FOR ISSUANCE UNDER THE COMPANY'S 1999 INCENTIVE COMPENSATION PLAN

         The Board of Directors of Wattage Monitor Inc. proposes to increase the number of shares authorized for issuance under the Company's 1999 Incentive Compensation Plan from 2,500,000 to 8,989,980.

         The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the amendment to the 1999 Incentive Compensation Plan, which will allow the Company to continue to grant options under the 1999 Incentive Compensation Plan in order to help the Company secure and retain the services of key employees and consultants.

         If the proposal is not approved, the Company will not be able to complete the equity financing with funds affiliated with Weiss Peck & Greer, LLC and PurchasePro.com, Inc. currently contemplated under the terms of an executed Stock Purchase Agreement (filed with the SEC in conjunction with our Form S-3 on November 30, 2000).

DESCRIPTION OF THE 1999 INCENTIVE COMPENSATION PLAN AND AMENDMENT

         On April 19, 1999, the Company adopted the 1999 Incentive Compensation Plan in order to motivate qualified employees and certain consultants of the Company and its affiliates, as well as to assist the Company and its affiliates in attracting employees and to align the interests of such persons with those of the shareholders of the Company. As of December 4, 2000, 37 individuals and/or entities held options under the 1999 Incentive Compensation Plan.

         The major features of the 1999 Incentive Compensation Plan are summarized below. The description provided below is qualified in its entirety by reference to the actual 1999 Incentive Compensation Plan, a copy of which was filed as an Exhibit to the Company's Registration Statement on Form SB-2 filed with the SEC on November 18, 1999.

         The 1999 Incentive Compensation Plan provides for the discretionary grants of "incentive stock options" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options ("Nonqualified Options") to officers and key employees of, and consultants to, the Company and its affiliates at an exercise price equal to not less than the fair market value of a share of our Common Stock on the grant date. The 1999 Incentive Compensation Plan is administered by the Compensation Committee.

         The 1999 Incentive Compensation Plan currently authorizes the issuance of options to purchase a maximum of 2,500,000 shares of Common Stock. The 1999 Incentive Compensation Plan contains customary provisions with respect to adjustments for stock splits and similar transactions. If any stock option granted under the 1999 Incentive Compensation Plan terminates, expires unexercised, or is cancelled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new stock options.

         As of December 4, 2000, there are 1,286,350 reserved shares of our Common Stock which remain available for issuance, and 1,213,650 shares of Common Stock that are reserved for the exercise of existing grants. Options have maximum terms of ten years from the grant date. Options are not assignable or transferable other than by will or by the laws of inheritance. Options may be exercised only by the optionee. The optionee has no rights with respect to shares of Common Stock of the Company underlying the options until the options are exercised and the option price is paid for the purchased shares. The Board of Directors of the Company is authorized to cancel outstanding options in return for the grant of new options, stock or cash. The 1999 Incentive Compensation Plan terminates on the earlier of April 19, 2009 or the date on which all shares available for issuance have been issued or cancelled. As of December 4, 2000, executive officers and all other employees were eligible to participate. If the Company is acquired by merger, consolidation or asset sale, or there is a hostile change in control, each option granted under the plan may be accelerated, and all unvested shares issued thereunder become immediately vested.

FEDERAL INCOME TAX CONSEQUENCES

     A. Incentive Stock Options. The following general rules are applicable, under existing law, to holders of Incentive Stock Options and to the Company for Federal income tax purposes:

         1. Generally, no taxable income results to the optionee upon the grant of an Incentive Stock Option or upon the issuance of shares to him, her or it upon exercise of an Incentive Stock Option;

         2. No tax deduction is allowed to the Company upon either the grant or exercise of an Incentive Stock Option under the 1999 Incentive Compensation Plan;

         3. If shares acquired upon the exercise of an Incentive Stock Option are not disposed of prior to the later of: (i) two years following the date the Incentive Stock Option was granted; or (ii) one year following the date the shares are transferred to the optionee pursuant to the exercise of such Incentive Stock Option, the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as long-term capital gain or loss to the optionee;

         4. If shares acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one or both of the requisite holding periods (a "disqualifying disposition"), then, in most cases, the lesser of: (i) any excess of the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price; or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition;

         5. Any excess of the amount realized by the optionee as the result of a disqualifying disposition over the sum of: (i) the exercise price; and (ii) the amount of ordinary income recognized under the above rules, will be treated as either a long-term or short-term capital gain, depending upon the time elapsed between receipt and disposition of the shares;

         6. In any year that an optionee recognizes compensation income on a disqualifying disposition of shares acquired by exercising an Incentive Stock Option, the Company will generally be entitled to a corresponding deduction for income tax purposes; and

         7. The bargain element at the time of exercise of an Incentive Stock Option (i.e., the amount by which the fair market value of the Common Stock acquired upon exercise of the Incentive Stock Option exceeds the exercise price) may be taxable to the optionee under the "alternative minimum tax" provisions of the Code.

     B. Nonqualified Stock Options. The following general rules are applicable, under existing law, to holders of Nonqualified Stock Options and to the Company for Federal income tax purposes:

         1. The optionee will not realize any taxable income upon the grant of a Nonqualified Stock Option, and the Company is not allowed a business expense deduction by reason of any such grant;

         2. The optionee will recognize ordinary compensation income at the time of the exercise of a Nonqualified Stock Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. Gain or loss upon a subsequent disposition of the shares underlying a Nonqualified Stock Option will be either long-term or short-term capital gain or loss, depending on the time elapsed between receipt and disposition of such shares disposed of; and

         3. In general, the Company will be entitled to a tax deduction upon the exercise of a Nonqualified Stock Option.

SUMMARY COMPENSATION TABLE

        The following table sets forth the cash and noncash compensation awarded to or earned by all executive officers who served in that position during fiscal year 1999, and the most highly compensated executive officers of the Company who held such positions at the end of fiscal year 1999 and earned more than $100,000 in annual salary and bonus:

                                                 Annual                 Long Term
                                             Compensation         Compensation Awards
        Name and Principal Position     Year    Salary        Securities Underlying Options
        ---------------------------     ----    ------        -----------------------------

        Gerald R. Alderson..........    1999    $ 150,000               10,000
          President, Chief Executive
          Officer and Director

        Alexander Ellis, III.........   1999    $ 125,000               10,000
          Vice President - Marketing
          and Director

        John D. Westfield............   1999    $ 195,000                  ---
          Vice President - Technology



OPTIONS OUTSTANDING UNDER THE 1999 INCENTIVE COMPENSATION PLAN

         As of December 4, 2000, options to acquire a total of 1,213,650 shares of Common Stock were issued and outstanding under the 1999 Incentive Compensation Plan, which includes options to the Company's Directors and the named executive officers as follows:

                                                               Number of Shares
                                                                  Underlying
         Name and Address of Beneficial Owner                   Options Granted
         ------------------------------------                  ----------------
         Alexander Ellis, III                                       320,000
         John D. Westfield                                          225,000
         Robert E. Forrest                                          125,000
         Vicki L. Center                                            125,000
         Stephen D. Klein                                            20,000
         Gerald R. Alderson                                          20,000
         Joel Dumaresq                                               20,000
         Daniel I. DeWolf                                            20,000
         Willie E. Dennis                                            10,000

         The number of shares which may be subject to options to be granted under the 1999 Incentive Compensation Plan in the future is entirely within the discretion of the Compensation Committee and is, therefore, not determinable at this time.


         The closing sale price of the Company's Common Stock on December 4, 2000, as reported on the OTC Electronic Bulletin Board, was $0.92 per share.


         Consent by a majority of the Company's outstanding shares of Common Stock will be required for approval of the amendment to the 1999 Incentive Compensation Plan.

THE BOARD OF DIRECTORS RECOMMENDS A CONSENT OR VOTE FOR PROPOSAL NO. 2

                                        By Order of the Board of Directors



                                        Willie E. Dennis
                                        Secretary

                         INCORPORATION BY REFERENCE

     The SEC allows the Company to "incorporate by reference" the information the Company has previously filed with it, which means that the Company can disclose important information to you by referring you to those documents. The information that the Company incorporates by reference is considered to be part of this Proxy Statement, and later information that the Company files with the SEC will automatically update and supersede this information. The Company incorporates by reference the documents listed below:

     1. The Company's Registration Statement on Form S-3, and any exhibits thereto, filed on November 30, 2000.

     2. The Company's Registration Statement on Form SB-2, and any exhibits thereto, filed on November 18, 1999.

     You may request a free copy of any of the above filings by writing or calling Kristi Grund, Wattage Monitor Inc., 1100 Kietzke Lane, Reno, Nevada 89502, (775) 327-6000.

                                    EXHIBIT A

                                  AMENDMENT TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              WATTAGE MONITOR INC.



         The undersigned Company, in order to amend its Amended and Restated Articles of Incorporation, hereby certifies as follows:

         FIRST: The name of the Company is Wattage Monitor Inc.

         SECOND: The Company hereby amends its Amended and Restated Articles of Incorporation as follows:

         The first sentence of Article Fourth of the Company's Amended and Restated Articles of Incorporation is amended to increase the total number of shares of common stock which the Company shall have the ability to issue by twenty-five million to seventy-five million shares. Said Article Fourth of the Amended and Restated Articles of Incorporation is hereby deleted in its entirety and substituted by the following in its place and stead:

                  "FOURTH. Authorized Shares.

                           1. The aggregate number of shares which the Company shall have authority to issue is 80,000,000, of which 75,000,000 shares with par value $.01 per share shall be designated
                                    "Common Shares," and 5,000,000 shares with par value of $.01 per share shall be designated "Preferred Shares."

                           2. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Nevada."

         THIRD: The amendment effected herein was authorized by a vote of the holders of a majority of all of the outstanding shares entitled to vote thereon pursuant to Sections 78.390 and 78.403 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms the facts set forth herein are true under penalties of perjury this ______ day of December, 2000.


                                                          ----------------------
                                                          Gerald R. Alderson
                                                          President


                                                          ----------------------
                                                          Willie E. Dennis
                                                          Secretary

                              WATTAGE MONITOR INC.

              CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                                                          --------------------
         This Consent card will be executed in            Please indicate  /X/
the manner directed herein by the undersigned             your position as
shareholder.  If no direction is made, this               shown in this
Consent card shall be deemed to indicate                  example
approval on Proposal No. 1 and Proposal No. 2.            --------------------



                              FOLD AND DETACH HERE
-------------------------------------------------------------------------------

The Board of Directors recommends consent on Proposal No. 1

                                      APPROVE         DISAPPROVE         ABSTAIN
PROPOSAL NO. 1
     AMENDMENT TO AMENDED AND
     RESTATED ARTICLES OF
     INCORPORATION TO EFFECT
     AN INCREASE IN THE AUTHORIZED
     NUMBER OF SHARES OF THE
     COMPANY'S COMMON STOCK FROM
     FIFTY MILLION TO SEVENTY-FIVE
     MILLION


The Board of Directors recommends consent on Proposal No. 2

                                      APPROVE         DISAPPROVE         ABSTAIN
PROPOSAL NO. 2
     APPROVAL OF INCREASE IN SHARES
     AVAILABLE FOR ISSUANCE UNDER
     THE COMPANY'S 1999 INCENTIVE
     COMPENSATION PLAN FROM
     2,500,000 TO 8,989,980


Signature: ____________________________   Signature: __________________________

     Date: ____________________________        Date: __________________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.